Merger

On February 13, 2006, Health Partnership Inc., a Colorado corporation (the "Company") acquired all of the outstanding common stock of Capital Partners For Health & Fitness, Inc., a North Carolina corporation ("Capital Partners"). The aggregate consideration to the Capital Partners shareholders is comprised of (a) $6,992,859 in cash ("cash consideration); (b) 3,495,430 shares of the Company's restricted common stock with a fair value of $4,369,300; and (c) the Earnout Consideration, if earned. The fair value of the Company's shares was based upon the January 31, 2006 Private Placement Offering.

As part of the Merger, it was agreed that no portion of the Cash Consideration would be paid at the closing of the Merger. Instead, the Company delivered to each of Capital Partners' shareholders, promissory notes in the aggregate principal amount of $6,992,859 due on the earlier of June 30, 2006 or such time as the Company shall have raised capital sufficient to fund the entire amount of Cash Consideration. The promissory notes accrue simple interest at the annual rate of five percent (5%) for the first sixty days, and will accrue simple interest at the annual rate of ten percent (10%) thereafter.

Capital Partners' shareholders are collectively entitled to earn additional consideration. This additional consideration is a one-time payment in cash and a one-time payment in the Company's common stock (collectively "the Earnout Consideration"). The Earnout Consideration is equal to (1) the amount, if any, by which (a) one-half of Capital Partners' earnings before interest, taxes, depreciation and amortization (computed in accordance with GAAP) during the first eight full calendar quarters following the Merger (as certified by the Company's independent public accountant) exceeds (b) an amount equal to the sum of (i) $3,158,933 plus (ii) one-half of the amount of any portion of $400,000 of bridge loan made by the Company to Capital Partners that is used by Capital Partners for working capital purposes, (2) multiplied by 4.2.

The merger was recorded by allocating the cost of the assets acquired, including intangible assets and liabilities assumed, based on their estimated fair values at February 13, 2006. The excess of cost of the merger over the net of the amounts assigned to the fair value of the assets acquired and the liabilities assumed is recorded as goodwill. The Company is in the process of obtaining valuations of certain assets; thus the allocation of the purchase price is subject to refinement. The purchase price has been allocated as follows:

Accounts receivable                                                $    580,300
Related party receivables                                               206,700
Advances to shareholders                                                129,800
Property and equipment                                                2,124,800
Customer list/brand name                                              2,699,000
Identifiable intangible assets                                           20,400
Goodwill                                                             10,562,900
Other long-term assets                                                   60,600
Accounts payable and accrued liabilities                               (638,200)
Current and long-term notes payable                                    (988,800)
Current and long-term capital leases                                   (545,600)
Current and long-term deferred revenue                               (2,848,800)

Total purchase price                                               $ 11,363,100
                                                                   ============

Pro Forma Results

The following unaudited pro forma financial information presents the combined results of operations of the Company and Capital Partners as if the merger had occurred at January 1, 2005 and 2004. The pro forma results are presented below for September 30, 2005 and for the nine months then ended and for the year ended December 31, 2004 and combine the results of the Company and Capital Partners from January 1, 2004 through September 30, 2005. The unaudited pro forma financial information is not intended to represent or be indicative of the Company's consolidated results of operations or financial condition that would have been reported had the merger been completed as of the beginning of the periods presented and should not be taken as indicative of the Company's future consolidated results of operations or financial condition.

The pro forma net earnings for the nine months ended September 30, 2005 and the year ended December 31, 2004 include $674,800 and $899,700, respectively, for amortization of the purchased customer list/brand name. Also included for the nine months ended September 30, 2004 and the year ended December 31, 2004 is $524,500 and $641,000, respectively, for interest related to the note payable issued as part of the acquisition price.

Pro Forma Results

The following unaudited pro forma financial information presents the combined results of operations

The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2005 of Capital Partners and Health Partnership Inc.

Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2005 of Capital Partners and Health Partnership Inc.

Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2004 of Capital Partners and Health Partnership Inc.

                   Capital Partners for Health & Fitness, Inc.

                 Unaudited Pro Forma Consolidated Balance Sheet
                               September 30, 2005

                                                         Capital        Health         Pro Forma
                                                        Partners      Partnership     Adjustments          Pro Forma
                                                      ------------    ------------    ------------       ------------
Assets
Current assets:
    Cash                                              $     20,400    $     53,400    $                  $     73,800
    Accounts receivable, net                               580,300                                            580,300
    Related party receivables                              206,700                                            206,700
    Advances to shareholders                               129,800                                            129,800
        Total current assets                               937,200          53,400                            990,600

Property and equipment, net                              2,124,800                                          2,124,800

Identified intangible assets, net                           20,400                       1,124,500(3)       1,144,900
Goodwill                                                                                10,562,900(3)      10,562,900
Other long term assets                                      60,600                                             60,600
                                                      ------------    ------------    ------------       ------------

         Total assets                                 $  3,143,000    $     53,400    $ 11,687,400       $ 14,883,800
                                                      ============    ============    ============       ============

Liabilities and Stockholders' Equity
Current liabilities:
    Cash overdraft                                    $     80,100    $               $                  $     80,100
    Accounts payable, trade                                152,500                                            152,500
    Accrued interest expense                                                 8,700       1,165,500(1)       1,174,200
    Accrued payroll and payroll taxes                      102,900                                            102,900
    Notes payable, current                                 940,200         434,800       6,992,900(1)       8,367,900
    Capital leases, current                                433,300                                            433,300
    Deferred revenue, current                            2,106,400                                          2,106,400
    Other accrued liabilities                              323,100                                            323,100
                                                      ------------    ------------    ------------       ------------
        Total current liabilities                        4,138,500         443,500       8,158,400         12,740,400

Long-term liabilities:
    Deferred revenue less current portion                  742,400                                            742,400
    Notes payable, less current portion                     48,600                                             48,600
    Capital leases, less current portion                   112,300                                            112,300
                                                      ------------    ------------    ------------       ------------
         Total long-term liabilities                       903,300                                            903,300

Stockholders' equity:
    Preferred stock
    Common stock                                             1,000           1,600            (700)(1)(2)       1,900
    Additional paid-in capital                             424,500       2,772,400       3,945,400 (1)(2)   7,142,300
    Accumulated deficit                                 (2,324,300)     (3,164,100)       (415,700)(1)(2)  (5,904,100)
                                                      ------------    ------------    ------------       ------------
        Total stockholders' equity                      (1,898,800)       (390,100)      3,529,000          1,240,100

         Total liabilities and stockholders' equity   $  3,143,000    $     53,400    $ 11,687,400       $ 14,833,800
                                                      ============    ============    ============       ============

(1) For pro forma presentation, Health Partnership issued a note payable for $6,992,859 which is expected to be repaid via the issuance of 5,594,287 shares of common stock, in consideration for all of the outstanding common stock of Capital Partners.

(2) For pro forma presentation, the issuance of 3,496,430 shares of common stock will be valued at $1.25 per share.

(3) For pro forma presentation, the excess of the purchase price over the net book value has been allocated to customer list and brand name and goodwill. The net book value of property and equipment approximates fair value, as the majority of these assets are capital leased items.

The accompanying notes are an integral part of the financial statements.

                   Capital Partners for Health & Fitness, Inc.

            Unaudited Pro Forma Consolidated Statements of Operations

                  For the Nine Months Ended September 30, 2005

                                                          Capital          Health           Pro-Forma
                                                         Partners        Partnership       Adjustments         Pro Forma
                                                      --------------    --------------    --------------    --------------
Revenues:
    Membership revenue                                $    6,751,700    $                 $                 $    6,751,700
    Membership refunds                                       (33,800)                                              (33,800)
    Other returns                                            (99,300)                                              (99,300)
                                                      --------------    --------------    --------------    --------------

Total revenue                                              6,618,600                                             6,618,600

General and administrative expenses                        4,873,100           174,100           674,800(2)      5,722,000

Other expenses (income):
    Other income                                            (277,400)                                             (277,400)
    Interest expense                                          87,900             8,700           524,500           621,100
                                                      --------------    --------------    --------------    --------------
        Total other expenses (income)                       (189,500)            8,700           524,500           343,700

Net (loss) income                                     $    1,935,000    $     (182,800)   $   (1,199,300)(3)$      552,900
                                                      ==============    ==============    ==============    ==============


Basic and dilutive income per share of common stock   $     1,935.00    $        (0.23)   $                 $         0.12
                                                      ==============    ==============    ==============    ==============

Weighted average common shares outstanding                     1,000           792,503         3,495,230(1)      4,288,733
                                                      ==============    ==============    ==============    ==============

Weighted average diluted common share outstanding              1,000           792,503         3,495,230(1)      4,288,733
                                                      ==============    ==============    ==============    ==============


      (1) Additional shares of common stock issued upon completion of the merger.

      (2) Additional amortization expense related to the customer list and brand recognition.

      (3) Additional interest expense related to the note payable issued as part of the merger.


The accompanying notes are an integral part of the financial statements.

                   Capital Partners for Health & Fitness, Inc.

            Unaudited Pro Forma Consolidated Statements of Operations

                      For the Year Ended December 31, 2004

                                                          Capital          Health           Pro Forma
                                                         Partners        Partnership        Adjustments        Pro Forma
                                                      --------------    --------------    --------------    --------------
Revenues:
    Membership revenue                                $    9,661,200    $                 $                 $    9,661,200
    Membership refunds                                      (128,700)                                             (128,700)
    Other returns                                           (156,800)                                             (156,800)
                                                      --------------    --------------    --------------    --------------

Total revenue                                              9,375,700                                             9,375,700
                                                      --------------    --------------    --------------    --------------

General and administrative expenses                        7,998,600            10,100           899,700         8,908,400

Other expenses (income):
    Loss on sale of fixed assets                               9,900                                                 9,900
    Gain on forgiveness of debt                                             (2,657,700)                         (2,657,700)
    Other (income) expense                                  (126,000)           46,500                             (79,500)
    Interest expense                                         141,700                             641,000           782,700
                                                      --------------    --------------    --------------    --------------
        Total other expenses (income)                         25,600        (2,611,200)          641,000        (1,944,600)

                                                      --------------    --------------    --------------    --------------
Net income                                            $    1,351,500    $    2,601,100    $    1,540,700    $    2,411,900
                                                      --------------    --------------    --------------    --------------


Basic and dilutive income per share of common stock   $     1,351.50    $          .07                      $          .57
                                                      --------------    --------------    --------------    --------------

Weighted average common shares outstanding            $        1,000           752,502         3,496,230         4,248,732
                                                      --------------    --------------    --------------    --------------

Weighted average diluted common share outstanding              1,000           752,502         3,496,230         4,248,732
                                                      --------------    --------------    --------------    --------------


      (1) Additional shares of common stock issued upon completion of the merger.
      (2) Additional amortization expense related to the customer list and brand recognition.
      (3) Additional interest expense related to the note payable issued as part of the merger.

The accompanying notes are an integral part of the financial statements.